Exhibit 10.1

CONSENT UNDER AND SIXTH AMENDMENT TO SECOND AMENDED AND
RESTATED SENIOR SECURED CREDIT FACILITY

THIS CONSENT UNDER AND SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY (this “Agreement”) is dated as of January 29, 2016, among TRANSMONTAIGNE OPERATING COMPANY L.P. (the “Borrower”), each of the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, certain banks and other lenders party thereto (the “Lenders”), and the Agent executed and delivered that certain Second Amended and Restated Senior Secured Credit Facility dated as of March 9, 2011, as amended by that certain letter agreement dated as of January 5, 2012, as amended by that certain Second Amendment to Second Amended and Restated Senior Secured Credit Facility dated as of March 20, 2012, as amended by that certain Third Amendment to Second Amended and Restated Senior Secured Credit Facility dated as of November 16, 2012, as amended by that certain Fourth Amendment to Second Amended and Restated Senior Secured Credit Facility dated as of June 30, 2014, and as amended by that certain Fifth Amendment to Second Amended and Restated Senior Credit Facility dated as of February 26, 2015 (as further amended, restated, modified, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, pursuant to the terms of that certain Purchase Agreement dated as of January 7, 2016 (the “GP Purchase Agreement”), NGL intends to sell 100% of the Capital Stock it owns in the General Partner on or about January 29, 2016 (the “GP Sale”), to Gulf TLP Holdings, LLC, a subsidiary ArcLight Capital Partners Fund VI, L.P.;

WHEREAS, the Borrower has requested that and, subject to the terms and conditions hereof, the Agent and the Lenders party hereto have agreed to (a) consent to the GP Sale and (b) make certain amendments to the Credit Agreement, each as more fully described below.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:

1.                                      Definitions.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

2.                                      Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is amended as follows:

(a)                                 The definition of “Change of Control” set forth in Section 1.1 of the Credit Agreement is amended so that it reads, in its entirety, as follows:

“Change of Control” means the occurrence of any of the following:

(a)                                 (i)  the acquisition after the Sixth Amendment Effective Date of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) (other than ArcLight or any of its wholly-owned subsidiaries (other than Partners or any Subsidiary of Partners)) of Capital Stock representing more than thirty-five percent (35%) of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the General Partner; or (ii) at any time when 100% of the Capital Stock of the General Partner is not owned by a sole member, the occupation of a majority of the seats (other than vacant seats) on the board of directors (or comparable governing body) of the General Partner by Persons who were neither (1) nominated by the board of directors (or comparable governing body) of the General Partner nor (2) appointed by directors (or comparable Persons) so nominated;

(b)                                 General Partner shall cease to own all of the general partner interests in Partners;

(c)                                  Partners shall cease to Control the Borrower or the Operating GP, or own at least 75% of the limited partner interests in the Borrower and 75% of the Capital Stock of Operating GP; or

(d)                                 Operating GP shall cease to own all of the general partner interests in the Borrower.

(b)                                 Each of the following definitions is hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“ArcLight” means ArcLight Capital Partners Fund VI, L.P., a Delaware limited partnership.

“Sixth Amendment” means that certain Consent under and Sixth Amendment to Second Amended and Restated Senior Secured Credit Facility dated as of the Sixth Amendment Effective Date by and among the Credit Parties party thereto, the Lenders party thereto and the Agent.

“Sixth Amendment Effective Date” means January 29, 2016.

(c)                                  The proviso at the end of clause (c) of Section 9.16 of the Credit Agreement is amended so that it reads, in its entirety, as follows:

, provided that this clause (c) shall not apply to assignments to ArcLight or any of its wholly-owned subsidiaries in connection with the GP Sale (as defined in the Sixth Amendment) so long as, in the case of an assignment to a wholly-owned subsidiary, such wholly-owned subsidiary continues to be a subsidiary of ArcLight unless, upon the failure to be a subsidiary of ArcLight, the new direct or indirect parent of such subsidiary has a corporate credit rating (as designated by Moody’s, S&P, and Fitch Ratings) equal to or higher than that of ArcLight at such time,

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3.                                      Consent to GP Sale.  Subject to the satisfaction of the conditions precedent set forth in Section 4 below, effective automatically and without further notice or action from or to any Person on the date on which the GP Sale is consummated, the Agent and each of the Lenders party hereto consent to the GP Sale so long as (a) the GP Sale is consummated pursuant to terms of the GP Purchase Agreement without any amendment, modification, or waiver thereof which would be materially adverse to the Lenders unless otherwise consented to by the Agent, (b) the GP Sale is consummated on or before February 28, 2016, and (c) no Event of Default shall exist immediately before or immediately after giving effect to the GP Sale.  Nothing herein shall constitute any amendment to or waiver of any provisions of the Credit Agreement (other than Section 11.1(g) (to the extent necessary to effect the GP Sale)).

4.                                      Conditions Precedent. This Agreement shall become effective only upon satisfaction or waiver by the Agent, in its reasonable discretion, of each of the following conditions precedent:

(a)                                 Executed Credit Documents.  Receipt by the Agent of duly executed counterparts of this Agreement by the Borrower and the Required Lenders.

(b)                                 No Default.  No Default or Event of Default is then continuing.

(c)                                  Payment of Fees.  The Borrower shall have paid to the Agent, for the account of (i) each Lender that submits an executed signature page to this Agreement to the Agent (or its counsel) at or prior to 12:00 p.m., New York City time, on January 28, 2016, a consent fee (the “Consent Fees”) in an amount equal to 0.05% of the aggregate principal amount of the Revolving Credit Commitment of such Lender as of such date; provided that the Borrower shall have no obligation to pay any such Consent Fees if this Agreement does not become effective in accordance with this Section 4 and (ii) the applicable parties, all fees and expenses (including legal fees and expenses) due and payable under the Credit Agreement and in connection with this Agreement, including without limitation, the fees described in the engagement letter dated as of January 27, 2016.

5.                                      Effect of Agreement.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower and the other Credit Parties party thereto.

6.                                      No Novation or Mutual Departure.  Each Credit Party expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the Credit Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the limited amendments and consent in Sections 2 and 3 above and (ii) nothing in this Agreement shall affect or limit the Agent’s or any Lender’s right to demand payment of liabilities owing from the Borrower or any other Credit Party to the Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Credit Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Credit Documents or at law or in equity, or to do any and all of the

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foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Credit Documents.

7.                                      Ratification and Restatement.  Each Credit Party hereby (i) restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, as of the date hereof, after giving effect hereto and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Credit Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).

8.                                      No Default.  To induce the Agent and the Lenders to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), each Credit Party hereby acknowledges and agrees that, as of the date hereof, and, in each case, after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of any Credit Party arising out of or with respect to any of the Loans or other obligations of any Credit Party owed to the Lenders under the Credit Agreement or any Credit Document.

9.                                      Release.  In consideration of the amendments and agreements contained herein, each Credit Party hereby waives and releases each of the Lenders, the Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.

10.                               Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Agreement.

11.                               Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

12.                               Section References.  Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

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13.                               Recitals Incorporated Herein.  The preamble and the recitals to this Agreement are hereby incorporated herein by this reference

14.                               Further Assurances.  Each Credit Party agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

15.                               Severability.  Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

16.                               Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

17.                               Acknowledgment of Guarantors.  Each of the Guarantors party hereto hereby (i) consents to the execution and delivery of this Agreement by the parties thereto and (ii) reaffirms all of its obligations and covenants under the Guaranty Agreement and other Credit Documents to which it is a party, in each case, executed by it, or later joined by it, and agrees that none of such obligations and covenants shall be limited by the execution and delivery of the Agreement.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.

BORROWER:

TRANSMONTAIGNE OPERATING COMPANY L.P.

By	TransMontaigne Operating GP L.L.C., its sole general partner

	By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Chief Financial Officer and Executive Vice President

FULL RECOURSE GUARANTORS:

TRANSMONTAIGNE TERMINALS, L.L.C., a Delaware limited liability company

	By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Chief Financial Officer and Executive Vice President

RAZORBACK L.L.C.,
a Delaware limited liability company

	By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Chief Financial Officer and Executive Vice President

TPSI TERMINALS L.L.C.,
a Delaware limited liability company

	By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Chief Financial Officer and Executive Vice President

TPME L.L.C.,
a Delaware limited liability company

	By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Chief Financial Officer and Executive Vice President

TLP FINANCE CORP.,
a Delaware corporation

	By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Chief Financial Officer and Executive Vice President

TLP OPERATING FINANCE CORP.,
a Delaware corporation

	By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Chief Financial Officer and Executive Vice President

LIMITED RECOURSE GUARANTOR:

TRANSMONTAIGNE PARTNERS L.P.,

By:	TransMontaigne GP L.L.C., its sole general partner

	By:	/s/ Robert T. Fuller
Name: Robert T. Fuller
Title: Chief Financial Officer and Executive Vice President

AGENT AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

	By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

MUFG UNION BANK, N.A., f/k/a UNION BANK, N.A.,
as a Lender

By:	/s/ Rachel Bowman
Name:	Rachel Bowman
Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Charles Troeger
Name:	Charles Troeger
Title:	VP

COMPASS BANK,
as a Lender

By:	/s/ Rhianna Disch
Name:	Rhianna Disch
Title:	Vice President

COMERICA BANK,
as a Lender

By:	/s/ Devin S. Eaton
Name:	Devin S. Eaton
Title:	Relationship Manager

CITIBANK, N.A.,
as a Lender

By:	/s/ Tom Benavides
Name:	Tom Benavides
Title:	Director

CADENCE BANK, N.A.,
as a Lender

By:	/s/ David Anderson
Name:	David Anderson
Title:	Senior Vice President

SANTANDER BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kel Christensen
Name:	Kel Christensen
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

CIT BANK, N.A.,
as a Lender

By:	/s/ Stewart McLeod
Name:	Stewart McLeod
Title:	Director

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jay Sartain
Name:	Jay Sartain
Title:	Authorized Signatory